UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☒	Soliciting Material under § 240.14a-12

Smartsheet Inc.
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This Schedule 14A relates to the proposed acquisition of Smartsheet Inc., a Washington corporation (“Smartsheet”), by Einstein Parent, Inc., a Delaware corporation (“Parent”) pursuant to the Agreement and Plan of Merger by and among Smartsheet, Parent, and Einstein Merger Sub, Inc., a Washington corporation and a wholly owned subsidiary of Parent, dated September 24, 2024 (the “Acquisition”).
This filing contains the following communications by Smartsheet on September 24, 2024, related to the Acquisition:

1.	Employee Email, dated as of September 24, 2024.
2.	Employee FAQ, dated as of September 24, 2024.
3.	All Team Town Hall Chief Executive Officer and Chief Financial Officer Scripts, dated as of September 24, 2024.
4.	All Team Town Hall Presentation, dated as of September 24, 2024.
5.	Customer/Partner Email, dated as of September 24, 2024.
6.	Social Media Posts, dated as of September 24, 2024.
7.	Investor Relations FAQ, dated as of September 24, 2024.

1.The following is an email message to Smartsheet employees sent on September 24, 2024.

TO: All Smartsheet Employees
FROM: Smartsheet CEO
DATE: September 24, 2024
SUBJECT: Important News for Smartsheet

Team,

I am pleased to share with you some news about the next phase of our Smartsheet journey. Earlier today, we announced that we have entered into a definitive agreement to be acquired by Blackstone and Vista Equity Partners. You can read more about the planned transaction here <LINK TO PRESS RELEASE>.

For those of you who are not familiar with Blackstone and Vista Equity Partners, they are two of the world’s leading private equity firms, with strong track records of investing in technology companies to accelerate their growth. Both firms have significant experience investing in high-growth, category leading businesses. A key to their success has been supporting these businesses by scaling go-to-market operations, driving innovation, and opening new markets.

The Board unanimously approved this transaction, and believes it will provide benefits for our stakeholders, including employees, shareholders, and customers. The support of two sophisticated and value-added firms like Blackstone and Vista Equity Partners will enable us to advance our strategy and capitalize on the significant opportunities ahead in the collaborative work management market. As we grow and win in the market as a private company, we will continue to build out Smartsheet as a place where our employees can grow and thrive while performing our best work driving innovation and delivering great outcomes for our customers.

As I have gotten to know the Blackstone and Vista teams, it is clear that they have deep expertise in SaaS business models and that they support our mission. With this new partnership, I am confident that we can achieve faster growth and fully realize our long-term plans to build business in new markets. I look forward to collaborating with them as we continue to modernize work management for enterprises globally.

Today’s announcement is the first step in the process. Smartsheet remains independent of Blackstone and Vista until the transaction closes, which we expect to occur in the fourth quarter of this fiscal year, ending on January 31, 2025, subject to the approval of Smartsheet’s shareholders, the satisfaction of required regulatory clearances and other closing conditions.

As we work towards closing, I want to reiterate that it is business as usual here at Smartsheet, and we will continue to communicate with you as openly as possible through the process. We will be hosting an All-Team meeting later today to further discuss this transaction, answer questions about the transaction that we expect will be top of mind for you, as well as provide you with a number of other our regular business updates.

We are sending a note to all Smartsheet customers and partners this morning about this announcement. For our customer-facing teams, we will be reaching out to you directly to provide a set of materials for use in response to inbound inquiries. I should also remind you, if you receive any inquiries from the media or third parties, do not respond and instead forward them to pr@smartsheet.com.

We have important work to do for our business and our customers, and we should stay focused on the tasks ahead.

I’m truly grateful for this team and excited to show the world what is next for Smartsheet. This opportunity would not be ahead of us without your stellar work.

As always – let’s go!

MM

Forward-Looking Statements

This communication may contain forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among other things, statements regarding the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; the prospective performance and outlook of Smartsheet’s business, performance and opportunities; Smartsheet’s ability to achieve future financial performance results; as well as any assumptions underlying any of the foregoing. When used in this communication, or any other documents, words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “forecast,” “goal,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” and similar expressions should be considered forward-looking statements made in good faith by Smartsheet, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are subject to risks, uncertainties, and assumptions that could cause Smartsheet’s actual results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the ability to obtain the requisite approval from shareholders of Smartsheet; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Smartsheet will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Smartsheet to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on Smartsheet’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from Smartsheet’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) Smartsheet’s ability to achieve future growth and sustain its growth rate; (x) Smartsheet’s ability to attract and retain talent; (xi) Smartsheet’s ability to attract and retain customers (including government customers) and increase sales to its customers; (xii) Smartsheet’s ability to develop and release new products and services and to scale its platform; (xiii) Smartsheet’s ability to increase adoption of its platform through its self-service model; (xiv) Smartsheet’s ability to maintain and grow its relationships with channel and strategic partners; (xv) the highly competitive and rapidly evolving market in which it participates; (xvi) Smartsheet’s ability to identify targets for, execute on, or realize the benefits of, potential acquisitions; and (xvii) its international expansion strategies. Further information on risks that could affect Smartsheet’s results is included in its filings with the SEC, including its most recent Quarterly Report on Form 10-Q and its Annual Report on Form 10-K for the fiscal year ended January 31, 2024, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Except as required by applicable law, Smartsheet assumes no obligation to, and does not currently intend to, update or supplement any such forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date of this communication.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction involving Smartsheet Inc. (“Smartsheet”) and affiliates of the Buyers. In connection with the proposed transaction, Smartsheet intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to shareholders a proxy statement seeking Smartsheet shareholder approval of the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Smartsheet may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF SMARTSHEET

ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SMARTSHEET AND THE PROPOSED TRANSACTION. The materials to be filed by Smartsheet will be made available to Smartsheet’s investors and shareholders at no expense to them and copies may be obtained free of charge on Smartsheet’s website at https://investors.smartsheet.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Any vote in respect of resolutions to be proposed at Smartsheet’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the proxy statement.

Participants in Solicitation

Smartsheet and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Smartsheet shareholders in connection with the proposed transaction under SEC rules. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Non-Employee Director Compensation,” “Executive Officers,” “Security Ownership of Certain Beneficial Owners, Directors, and Management,” “Executive Compensation,” “Pay Versus Performance” and “Equity Compensation Plan Information,” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareholders, filed with the SEC on May 1, 2024, and in the Company’s Current Reports on Form 8-K filed with the SEC on March 14, 2024 and March 22, 2024. Additional information regarding ownership of Smartsheet’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on Smartsheet’s website at https://investors.smartsheet.com/.

Information concerning the interests of Smartsheet’s participants in the solicitation, which may, in some cases, be different than those of the Smartsheet’s shareholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Information concerning the interests of Smartsheet’s participants in the solicitation, which may, in some cases, be different than those of the Smartsheet’s shareholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

2.The following is the FAQ shared with employees of Smartsheet on September 24, 2024 relating to the Acquisition.

Employees

1.Who is Blackstone? Who is Vista Equity Partners?
•Blackstone is the world’s largest alternative asset manager.
•Vista is a leading global technology investment firm focused exclusively on enterprise software, data and technology-enabled businesses.
•Both Blackstone and Vista have an outstanding track record of creating value for technology companies, particularly those within software, and extensive knowledge of the industry.
•Critically, Blackstone and Vista have deep experience successfully scaling enterprise tech companies and are highly regarded as two of the premier experts in the broader technology market.

2.What does this mean for me?
•For now, it is business as usual at Smartsheet and we will continue to operate independently as a publicly traded company until close. We all continue to do our jobs, the same way as we did yesterday.

3.What do I tell customers and partners?
•For customer- and partner-facing employees, we will be delivering communications materials to relevant teams to leverage in communications.
•If you receive inquiries from media or other third parties, please forward to pr@smartsheet.com.

4.What are the steps of the process to go from a public company to a private company? What happens next?
•For now, it is business as usual at Smartsheet and we will continue to operate independently as a publicly traded company until close.
•The transaction is subject to customary closing conditions, including but not limited to the approval of Smartsheet shareholders and securing required regulatory approvals.
•The proposed transaction also includes a 45-day go-shop period, which means that we can actively solicit alternative acquisition proposals from third parties, and potentially enter into negotiations with other parties that make alternative acquisition proposals.
•In the coming weeks, we will file a proxy statement with the SEC, which will include additional information about the proposed transaction and the upcoming special meeting of shareholders where shareholders will vote on the proposed transaction.
•If the transaction closes, we’ll issue a public announcement that we are officially a privately held company.
•With new resources from Blackstone and Vista, and their expertise, we will become better, faster, and more efficient to reach the same goals we have always had.

5.How will Blackstone and Vista be involved in our business?
•For now, it is business as usual.
•Following the close of the transaction, Blackstone and Vista will provide their expertise and resources to ensure Smartsheet remains a great place to work where our employees thrive, while driving innovation, and delivering even greater value for customers and stakeholders.
6.Will Smartsheet’s strategy change?
•For now, it is still business as usual.
•We will continue to execute on our long-term strategic plan, which Blackstone and Vista are supportive of and includes investing in innovation and pursuing new opportunities for expansion and growth.

7.Will there be layoffs or any broad structural changes to the organization?
•Our people are an important part of our success, and Blackstone and Vista recognize the talent that has helped Smartsheet realize our important business milestones.
•We will continue to invest in talent and align resources with the needs of the company, just as we do today.
•Importantly, our commitment to being as transparent with you as we can remains a priority.
•There are no layoffs being announced at this time. To the extent that there are any changes, we will inform you, as appropriate.
•Overall, retention and employee satisfaction will continue to be critical priorities for Smartsheet.
•For now, we are still an independent company, and it’s business as usual for all of us.

8.Does this impact our hiring?
•No, it is business as usual on this front.

9.I have pending new hires. What do I tell them?
•You can tell them it is business as usual at Smartsheet.
•We have signed an agreement to be acquired by Blackstone and Vista and are now going through the next stage of a go-shop period, and the work to gather regulatory and shareholder approvals.

10.Will Smartsheet still be headquartered in Bellevue?
•This transaction will have no immediate effect on our day-to-day operations.

11.What are Blackstone and Vista's general perspectives on remote or hybrid work? Will our policies change?
•At this time, there is no change to our policies on remote or hybrid work.

12.Will Blackstone and Vista be hands-off or heavily involved in the daily operations of the company?
•Smartsheet will continue to operate independently of Blackstone and Vista until closing.
•After a deal closes, Blackstone and Vista typically collaborate with the companies they acquire, providing deep resources and expertise to help them execute their growth strategies and deliver long-term value.
•This is the beginning of a collaborative and long-term partnership that will create the premier platform in project and portfolio management.

13.Will there be leadership changes?
•We will share additional details as they are available.

14.Is this happening because of Smartsheet's performance in the public markets?
•The transaction is a validation of the market opportunity Blackstone and Vista see ahead and the start of an exciting new chapter for Smartsheet.
•As part of the Board of Directors' review process, the Board concluded that becoming a private company backed by the resources of large, highly supportive investors Blackstone and Vista would enable Smartsheet to accelerate its vision of modernizing work management for enterprises, globally.

15.Can I post about the transaction on social media?
•You should not post any information on your social media channels about the transaction.

16.Where should I direct inquiries from media, investors or other third parties?
•If you receive inquiries from media, investors or other third parties, please forward to pr@smartsheet.com.

17.When will I receive additional information about the transaction?
•We are committed to keeping everyone up to date.

•Please note that transactions of this nature, as a public company, involve certain legal limitations regarding communications. We will continue to communicate with you as openly and transparently as possible as we move through the process.

Benefits/HR-Related Questions

18.Will anything change with respect to my pay, bonus or benefits? / How does this deal affect promotions and raises this year? / Will this affect my performance review? / How will I be taxed on my equity holdings? Will the election have an impact on what I pay? / What will happen to our benefits, 401K, etc.?
•Nothing is changing at this time as a result of this announcement, this is the first step in the process.
•We understand that compensation and benefits questions are front of mind and we will share additional details as soon as they are available.
•For now, we remain an independent company and our plan offerings continue as normal.

19.What will happen to my outstanding equity awards at the effective time of the transaction?
•Any option that is outstanding and vested and “in-the-money” (i.e., with an exercise price lower than $56.50) at the time of closing will be converted into the right to receive a cash payment equal to the product of (i) the excess, if any, of $56.50 over the per-share exercise price for such option (i.e., the “spread”), multiplied by (ii) the total number of shares underlying such option, subject to any required withholding of taxes.
•Any option that is outstanding and unvested and “in-the-money” (as defined above) at the time of closing will be converted into the contingent right to receive an aggregate amount in cash, without interest, equal to the product of (i) the excess of $56.50 over the per-share exercise price of such option (i.e., the “spread”), multiplied by (ii) the total number of shares underlying such option (the “Unvested Option Consideration”). Subject to the holder’s continued service through the applicable vesting dates, the Unvested Option Consideration will vest and become payable at the same time as the option from which the Unvested Option Consideration was converted would have vested and will otherwise generally remain subject to the same terms and conditions as were applicable to such option prior to the closing, including vesting acceleration terms (if any).
•Any option (whether vested or unvested) with any exercise price equal to or greater than $56.50 will be canceled without any cash payment or other consideration.
•Any RSUs that have not yet vested at the time of closing will be converted into the contingent right to receive an aggregate amount in cash, without interest, equal to the product of (i) the total number of shares underlying such unvested RSU and (ii) $56.50 (the “Unvested RSU Consideration”). Subject to the holder’s continued service through the applicable vesting dates, the Unvested RSU Consideration will vest and become payable at the same time as the RSU from which the Unvested RSU Consideration was converted would have vested and will otherwise generally remain subject to the same terms and conditions as were applicable to such RSU prior to the closing, including vesting acceleration terms (if any).

20.What will happen to my equity awards if the transaction does not close?
•Equity awards will continue to vest subject to the same terms and conditions as they did before.

21.Can I trade Smartsheet stock prior to the transaction closing?
•At this time, there is no change to our policies that may restrict trading in our stock.

Forward-Looking Statements

This communication may contain forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among other things, statements regarding the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; the prospective performance and outlook of Smartsheet’s business, performance and opportunities; Smartsheet’s ability to achieve future financial performance results; as well as any assumptions underlying any of the foregoing. When used in this communication, or any other documents, words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,”

“forecast,” “goal,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” and similar expressions should be considered forward-looking statements made in good faith by Smartsheet, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are subject to risks, uncertainties, and assumptions that could cause Smartsheet’s actual results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the ability to obtain the requisite approval from shareholders of Smartsheet; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Smartsheet will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Smartsheet to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on Smartsheet’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from Smartsheet’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) Smartsheet’s ability to achieve future growth and sustain its growth rate; (x) Smartsheet’s ability to attract and retain talent; (xi) Smartsheet’s ability to attract and retain customers (including government customers) and increase sales to its customers; (xii) Smartsheet’s ability to develop and release new products and services and to scale its platform; (xiii) Smartsheet’s ability to increase adoption of its platform through its self-service model; (xiv) Smartsheet’s ability to maintain and grow its relationships with channel and strategic partners; (xv) the highly competitive and rapidly evolving market in which it participates; (xvi) Smartsheet’s ability to identify targets for, execute on, or realize the benefits of, potential acquisitions; and (xvii) its international expansion strategies. Further information on risks that could affect Smartsheet’s results is included in its filings with the SEC, including its most recent Quarterly Report on Form 10-Q and its Annual Report on Form 10-K for the fiscal year ended January 31, 2024, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Except as required by applicable law, Smartsheet assumes no obligation to, and does not currently intend to, update or supplement any such forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date of this communication.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction involving Smartsheet Inc. (“Smartsheet”) and affiliates of the Buyers. In connection with the proposed transaction, Smartsheet intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to shareholders a proxy statement seeking Smartsheet shareholder approval of the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Smartsheet may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF SMARTSHEET ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SMARTSHEET AND THE PROPOSED TRANSACTION. The materials to be filed by Smartsheet will be made available to Smartsheet’s investors and shareholders at no expense to them and copies may be obtained free of charge on Smartsheet’s website at https://investors.smartsheet.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Any vote in respect of resolutions to be proposed at Smartsheet’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the proxy statement.

Participants in Solicitation

Smartsheet and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Smartsheet shareholders in connection with the proposed transaction under SEC rules. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Non-Employee Director Compensation,” “Executive Officers,” “Security Ownership of Certain Beneficial Owners, Directors, and Management,” “Executive Compensation,” “Pay Versus Performance” and “Equity Compensation Plan Information,” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareholders, filed with the SEC on May 1, 2024, and in the Company’s Current Reports on Form 8-K filed with the SEC on March 14, 2024 and March 22, 2024. Additional information regarding ownership of Smartsheet’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on Smartsheet’s website at https://investors.smartsheet.com/.

Information concerning the interests of Smartsheet’s participants in the solicitation, which may, in some cases, be different than those of the Smartsheet’s shareholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

3.The following is a copy of the scripts of each of the Chief Executive Officer and Chief Financial Officer for the presentation presented by Smartsheet at an All Teams Town Hall meeting on September 24, 2024.

Chief Executive Officer Script

•Good morning, team, and thanks for joining us today.

•I want to share some news about the next phase in Smartsheet’s journey.

•For those who’ve had the chance to read my note to you all this morning, we announced that we have entered into an agreement to be acquired by funds managed by Blackstone and Vista Equity Partners.

•I know you may have questions about what this means for both Smartsheet and for you.

•Today’s announcement is the first step in the process. We will provide as much information as we can at this early stage, and will share additional information as we are able.

•I want to start by setting the context for today's announcement. As you know, we are experiencing a tectonic shift in the collaborative work management market as enterprises continue their transition from legacy to SaaS based cloud architectures. Enabling users to plan, coordinate, and automate their work seamlessly in the cloud has become essential in the digital-first economy.

•Smartsheet is well-positioned to capitalize on the growing demand from modern enterprises for robust work management solutions. However, there are others in our space also racing to establish themselves as leaders. This transaction can better position us to seize the opportunity in an increasingly competitive market.

•Blackstone and Vista are preeminent investors in software and the broader technology space. They are true experts in SaaS business models and have had extensive experience with successfully growing and scaling companies like ours.

•They are different from many other private investment firms in two important ways:
◦First, they are well-known for using their knowledge, skill, expertise, and resources to ensure seamless execution across all facets of the businesses they acquire.
◦Second, Blackstone and Vista approach acquisitions as partnerships. They focus on collaboration with the existing team and emphasize driving growth and innovation. They aim to invest in companies where they are fully aligned with the current vision and are excited about additional possibilities.

•This gave the Board confidence that this transaction can help us achieve our longer-term strategic objective of modernizing work management for enterprises, globally.

•It is important to note that company progressions are not necessarily linear; public company status is not an endgame. Businesses evolve and experience new phases – and being public or private can be strategically advantageous at particular points in time.

•This next phase for Smartsheet as a private company is about going on the offensive, investing in longer-term opportunities, and becoming stronger. Let me provide some more color on this point.
◦First, we would be able to more freely invest in accelerating innovation without being subject to the quarter-by-quarter pressure from the public markets and focus on short-term results instead of long-term investment.
◦Second, growing and dynamic markets create opportunities for strategic transactions. And with the support of Blackstone and Vista, we would have access to capital to fund growth through acquisitions that are simply unavailable to Smartsheet in the public markets without significant dilution to our shareholders.

•Those are just some of the potential benefits of this transaction.

•To give you a better sense of how this all came to be, I wanted to provide a bit more insight into our recent discussions with the Blackstone and Vista teams.

•First and foremost, they have been incredibly complimentary of our team, our strong culture, and our best in class offerings in the collaborative work management space.

•They recognize that we have strong fundamentals in place, which will allow us to execute on the opportunities ahead.
•During our discussions, it became clear that they stand apart from many others not just because of what they bring in terms of value-add capabilities, but also their deep knowledge of cloud and SaaS business models and their innovative ideas for how to grow our business.

•The investment they are committed to making in our company is substantial and underscores their belief in the market opportunity and commitment to a bright future ahead for Smartsheet.

•Now, it's time to talk about what this means for all of us.

•First, we are confident that this transaction is a positive outcome for our stakeholders, including our team.
•Smartsheet will be independent of Blackstone and Vista until the transaction closes, which we expect will happen in the fourth quarter of this fiscal year, subject to the approval of Smartsheet’s shareholders and the satisfaction of required regulatory clearances and other closing conditions.

•This proposed transaction includes a 45-day “go-shop” period, which means that we can actively solicit alternative acquisition proposals from other parties, and potentially enter into negotiations with those parties that make alternative acquisition proposals.

•This means that our Board will have the right to terminate this merger agreement if we receive a better proposal.

•I can’t speculate on the likelihood that we will receive additional offers, but the Board will review any proposal consistent with its fiduciary duties and in accordance with the terms of the merger agreement.

•For now, nothing should change in our day-to-day activities. Our focus remains on continued execution to capitalize on the momentum that we have built as a leader in the collaborative work management market.

•As we look ahead, Blackstone and Vista have been crystal clear about how excited they are for this partnership and our team. They are focused on investing in our growth, which includes retaining the top-tier talent that we have now and attracting more extraordinary team members in the future. They share our commitment to deliver on our promises to customers and partners and continue to meet their high expectations.

•We'll keep you updated as we progress toward the closing of the transaction.

•And as a last reminder, we ask that if you receive a media inquiry on today's announcement, do not engage and forward it to pr@smartsheet.com.

•Now that we've gone through the details of today's news, I want to take a moment to express my gratitude to everyone here for all of your hard work.

•Smartsheet could not have reached this point without your continued and steadfast dedication and accomplishments.

•We were able to reach this milestone because of who we are, and I want to reiterate that we are not changing our broader strategy or the values that built this company.

•We will continue to be customer first, think big and act bold, and win with speed and innovation.

•I am so proud of how far we have come as a team and look forward to a bright future ahead for Smartsheet.

•With that, we’ll now turn to answering some questions that I expect are top of mind.

•Q&A

1.What are the steps of the process to go from a public company to a private company? What happens next?

◦For now, it is business as usual at Smartsheet and we will continue to operate independently as a publicly traded company until close.
◦The transaction is subject to customary closing conditions, including but not limited to the approval of Smartsheet shareholders and securing required regulatory approvals.
◦The proposed transaction also includes a 45-day go-shop period, which means that we can actively solicit alternative acquisition proposals from third parties, and potentially enter into negotiations with other parties that make alternative acquisition proposals.
◦In the coming weeks, we will file a proxy statement with the SEC, which will include additional information about the proposed transaction and the upcoming special meeting of shareholders where shareholders will vote on the proposed transaction.
◦If the transaction closes, we’ll issue a public announcement that we are officially a privately held company.
◦With new resources from Blackstone and Vista, and their expertise, we will become better, faster, and more efficient to reach the same goals we have always had.
◦With new resources from Blackstone and Vista, and their expertise, we will become better, faster, and more efficient to reach the same goals we have always had.

2.How will Blackstone and Vista be involved in our business?

◦For now, it is business as usual.
◦Following the close of the transaction, Blackstone and Vista will provide their expertise and resources to ensure Smartsheet remains a great place to work where our employees thrive, while driving innovation, and delivering even greater value for customers and stakeholders.

3.Will there be layoffs or any broad structural changes to the organization?
◦Our people are an important part of our success, and Blackstone and Vista
▪recognize the talent that has helped Smartsheet realize our important business
▪milestones.
◦We will continue to invest in talent and align resources with the needs of the
▪company, just as we do today.
◦Importantly, our commitment to being as transparent with you as we can remains a priority.
◦There are no layoffs being announced at this time. To the extent that there are any changes, we will inform you, as appropriate.
◦Overall, retention and employee satisfaction will continue to be critical priorities for Smartsheet.
◦For now, we are still an independent company, and it’s business as usual for all of us.

4.What do I tell customers and partners?
◦For customer- and partner-facing employees, we will be delivering communications materials to relevant teams to leverage in communications.
◦If you receive inquiries from media or other third parties, please forward to pr@smartsheet.com.

5.What will happen to my outstanding RSUs?
◦Any RSUs that have not yet vested at the time of closing will be converted into the contingent right to receive an aggregate amount in cash, without interest, equal to the product of (i) the total number of shares underlying such unvested RSU and (ii) $56.50 (the “Unvested RSU Consideration”). Subject to the holder’s continued service through the applicable vesting dates, the Unvested RSU Consideration will vest and become payable at the same time as the RSU from which the Unvested RSU Consideration was converted would have vested and will otherwise generally remain subject to the same terms and conditions as were applicable to such RSU prior to the closing, including vesting acceleration terms.

6.What will happen to my equity awards if the transaction does not close?
◦Equity awards will continue to vest subject to the same terms and conditions as they did before.

Chief Financial Officer Script

Thanks, Mark. It’s been a few weeks since our latest earnings call, and I wanted to quickly speak to the results we shared and how the street responded.

•We saw good results in Q2, compared to Q1, a better performance vs. the expectations we set externally. However those results were short of our internal bonus plan targets.
•
•Street Reaction: The street reaction to our Q2 results was positive. Our results get evaluated on the Q2 performance mapped against the guidance we set on prior calls.
•
•The reaction is also based on how other tech software companies perform. The software sector had an inconsistent Q2 with many companies showing weakness which made our performance appear relatively stronger. We also get compared to our in-category peers - Monday had a strong report & Asana had a weaker report. Make no mistake we are in a market where “drag right” is not a winning strategy. In other words, we can’t just say “This is how I did it last month or last week, so I’m just going to continue to do that. Extend it to the right.” We need to deliver bookings outcomes. The second note from Needham speaks to what outcomes are critical to net bookings growth.
•
•Where does that leave us- Given our slower Q1 and Q2 bookings progress to the year, we could see a top line that is smaller than we expected and that means that we need to be more profitable. The market expects that if topline growth is slower then the balance is more profitability.
•
•As a billion-dollar company, investors expect from us both year-over-year bookings growth and increasing free cash flow margins. Our Q2 profitability report and future guidance demonstrate our commitment to this balance.
•
•To improve profitability as a company, we have prioritized maintaining our planned increase in investment in the most critical growth areas while slowing down or reducing investments in other areas. This doesn’t mean those other areas aren’t important but there is a priority for areas that drive net bookings growth. This is about the increase in spending being smaller than we initially expected.

•What should each of us walk away with - We need to drive year on year net bookings growth by focusing on high-impact use cases, product innovation, and pricing/packaging. When we do that, we get to flip the script by growing faster and adding investment spend. This is an opportunity for us to excel. Let's seize this moment!

Forward-Looking Statements

This communication may contain forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among other things, statements regarding the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; the prospective performance and outlook of Smartsheet’s business, performance and opportunities; Smartsheet’s ability to achieve future financial performance results; as well as any assumptions underlying any of the foregoing. When used in this communication, or any other documents, words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “forecast,” “goal,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” and similar expressions should be considered forward-looking statements made in good faith by Smartsheet, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are subject to risks, uncertainties, and assumptions that could cause Smartsheet’s actual results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the ability to obtain the requisite approval from shareholders of Smartsheet; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Smartsheet will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Smartsheet to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on Smartsheet’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from Smartsheet’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) Smartsheet’s ability to achieve future growth and sustain its growth rate; (x) Smartsheet’s ability to attract and retain talent; (xi) Smartsheet’s ability to attract and retain customers (including government customers) and increase sales to its customers; (xii) Smartsheet’s ability to develop and release new products and services and to scale its platform; (xiii) Smartsheet’s ability to increase adoption of its platform through its self-service model; (xiv) Smartsheet’s ability to maintain and grow its relationships with channel and strategic partners; (xv) the highly competitive and rapidly evolving market in which it participates; (xvi) Smartsheet’s ability to identify targets for, execute on, or realize the benefits of, potential acquisitions; and (xvii) its international expansion strategies. Further information on risks that could affect Smartsheet’s results is included in its filings with the SEC, including its most recent Quarterly Report on Form 10-Q and its Annual Report on Form 10-K for the fiscal year ended January 31, 2024, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Except as required by applicable law, Smartsheet assumes no obligation to, and does not currently intend to, update or supplement any such forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date of this communication.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction involving Smartsheet Inc. (“Smartsheet”) and affiliates of the Buyers. In connection with the proposed transaction, Smartsheet intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to shareholders a proxy statement seeking Smartsheet shareholder approval of the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Smartsheet may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF SMARTSHEET ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SMARTSHEET AND THE PROPOSED TRANSACTION. The materials to be filed by Smartsheet will be made available to Smartsheet’s investors and shareholders at no expense to them and copies may be obtained free of charge on Smartsheet’s website at https://investors.smartsheet.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Any vote in respect of resolutions to be proposed at Smartsheet’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the proxy statement.

Participants in Solicitation

Smartsheet and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Smartsheet shareholders in connection with the proposed transaction under SEC rules. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Non-Employee Director Compensation,” “Executive Officers,” “Security Ownership of Certain Beneficial Owners, Directors, and Management,” “Executive Compensation,” “Pay Versus

Performance” and “Equity Compensation Plan Information,” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareholders, filed with the SEC on May 1, 2024, and in the Company’s Current Reports on Form 8-K filed with the SEC on March 14, 2024 and March 22, 2024. Additional information regarding ownership of Smartsheet’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on Smartsheet’s website at https://investors.smartsheet.com/.

Information concerning the interests of Smartsheet’s participants in the solicitation, which may, in some cases, be different than those of the Smartsheet’s shareholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

4.The following is a copy of the presentation presented by Smartsheet at an All Team Town Hall meeting on September 24, 2024 relating to the Acquisition.

Welcome to the

FY25 Q3 All-Team Meeting

ENGAGE Seattle: Oct 7-10, 2024

Two weeks until ENGAGE Seattle! While we wait for the All-Team Meeting to begin, let's look back at the best moments from ENGAGE 2023.

smartsheet

smartsheet
ENGAGE 2023

FY25 Q3 All-Team Meeting

September 24, 2024

Chat with us on Slack in **#all_team_meetings**

smartsheet

Agenda

1
Brightspot Award

2
CEO Remarks

3
State of the Business

4
Engagement Survey Results

5
Go-to-Market Strategy

6
ENGAGE Seattle

Chat with us on Slack in **#all_team_meetings**

Brightspot Award

Our core competencies...

- Drive Results
- Continuously Learn & Adapt
- Earn Trust
- Take Accountability
- Value and Leverage Differences

Confidential until Sept 24!

Sarah Earl

Sr. Critical Situations Escalation Manager

- ★ Transforms challenges into successes with key client renewals.
- ★ Streamlines teamwork to resolve issues efficiently.
- ★ Enhances customer satisfaction through improved service.

Drive Results

Confidential until Sept 24!

Luka Cubela

Procurement Manager

- ★ Navigates complex contract negotiations to deliver optimal results.
- ★ Builds trust with transparent and solution-focused communication.
- ★ Expertly leads challenging vendor discussions.

Earn Trust

Confidential until Sept 24!

Josh Jones

Sr. Large Enterprise Solutions Engineer

★ Inspires team growth through knowledge sharing and mentorship.

★ Builds customer confidence with strategic insights and adaptability.

★ Drives success through innovative problem-solving.

Continuously Learn & Adapt

Confidential until Sept 24!

Nancy Weaver

Marketing Project Manager

- ★ Took ownership and led Silver King through marketing complexities.
- ★ Managed timelines and led 40+ stakeholders to a successful launch.
- ★ Ensured team alignment and success through clear communication.

Take Accountability

Confidential until Sept 24!

Katie Weisse

Manager, Business Development

★ Recognize individual talents and offers personalized support.

★ Leads with agility, quickly adapting and aligning with a new team.

★ Fosters growth by creating a nurturing environment for success.

Value & Leverage Differences

Confidential until Sept 24!

Sarah Earl

Drive Results

Luka Cubela

Earn Trust

Josh Jones

Continuously Learn & Adapt

Nancy Weaver

Take accountability

Katie Weisse

Value & Leverage Differences

3

State of the Business

Pete Godbole, Chief Financial Officer

Smartsheet Announces Q2 FY25 Results[1]

Revenue

$276.4 M

Up 17% year-over-year

Annualized recurring revenue

$1.093 B

Up 17% year-over-year

Dollar-based net retention rate

113%

Free cash flow[2]

$57.2 M

21% of revenue

[1] See our earnings press release published September 5. 2024 for full disclosure.

[2] Free cash flow is defined as net cash provided by operating activities less cash used for purchases of property and equipment (including internal-use software) and principal payments on finance lease obligations. See appendix for non-GAAP reconciliation.

Street Reaction

“Solid execution continued, with 120% Enterprise NRR, impressive large deal performance, upside across metrics in Q2 and strong efficiency driving >800 bps of YoY operating margin expansion and >135% YoY operating income growth. We are confident in Smartsheet's ability to continue driving positive EBIT and FCF revisions (and on an ongoing standalone basis, share price should follow).” - **Morgan Stanley**

“Smartsheet reported solid 2Q results driven by continued upmarket execution, highlighted by the signing of multiple $1mm+ deals (including a $4mm contract), while ARR and Billings came in above consensus expectations. While still in the early days, management has seen positive results from their recent pricing and packaging change, while the new UI/UX release could provide a further tailwind to customer adoption and competitive win rates.” - Needham

- T+1 investor reaction was positive, with the stock up 6%
- New Pricing and Packaging model top focus area in recent investor calls and viewed favorably.

External Perspective

Q2 performance exceeded expectations on both topline and profitability measures

Q2 Performance

- **Topline**
  - Revenue of $276M, up 17% YoY
  - ARR of $1.09B, up 17% YoY
- **Profitability**
  - Free Cash Flow of $57M, representing 21% of revenue
  - Non-GAAP Operating Income of $45M, representing 16% of revenue

Full Year Guidance

- Topline guidance was mostly unchanged
  - Revenue range remained the same with services outlook coming down slightly
  - Narrowed ARR range with low-end increasing by $2M
- Profitability guidance increased based on Q2 performance and outlook for the year
  - Outsized profitability improvement based on balanced expense management

Updated pricing & packaging model remained a focus area in Q&A sessions

H2 Opportunities

Key initiatives supporting H2 performance

- Pricing & Packaging:
  - Provisional member expansion
  - Customer migrations
- Use case campaigns
- ACE trials
- Premium support
- Free plan deprecation

Maintain prudent approach to investing

- Capacity to invest a function of bookings performance

4

Engagement Survey

Jo Deal, Chief People Officer

FY25 Engagement Survey By The Numbers

81%

PARTICIPATION
+4% from May 2023

67%

OVERALL ENGAGEMENT
-10% from May 2023

69%

% WHO COMMENTED
8,187 total comments

Engagement Survey Timeline: Where Are We?

TODAY

1

Functional & Team Level Debriefs

People Analytics & PBPs **delivered results to each SLT**, and all people leaders were advised to host a **team-level discussion** highlighting what they've learned.

2

Org-Wide Action Planning

SLT **identified company-wide key priority areas** and **create action plans** to address opportunities.

3

Cascade of Action Plans

Identified focus areas & action plans will be **cascaded by functional leadership** by the end of October. Ask your leader what they're planning.

*Comment summaries by Culture Amp's AI

Priority Areas

Feedback about **compensation, communication, and a lack of transparency** from senior leadership.

There is also a desire for more opportunities for **career growth and development**, as well as a better work-life balance.

Additionally, employees would like to see more investment in **product development and innovation.**

Action Plan:

Communicate a **clear vision,** with identified **strategic priorities**

- Currently working on FY26 priorities and plans
- Will ensure clear communication about our corporate objectives, both from SLT as well as cascaded by leaders
- Goal Setting FY26: individual goals will roll up into the top company priorities

More **transparent communication** from leaders (when possible).

- Updates on company health at quarterly all team meetings
- Work with the Core Leadership Team to ensure more cascading of information
- Regular updates on product innovation and investments - what is working and what isn't

Highlight opportunities and create space for **career development**.

- AI Accelerator
- Fuel 50 (career pathing, learning plans, mentorship)
- Udemy (learning plans)
- Add development goals into goal setting
- New sessions for people leaders to inform them of the opportunities

Engagement Survey Timeline: Where Are We?

1

Functional & Team Level Debriefs

People Analytics & PBPs **delivered results to each SLT**, and all people leaders were advised to host a **team-level discussion** highlighting what they've learned.

2

Org-Wide Action Planning

SLT **identified company-wide key priority areas** and **create action plans** to address opportunities.

3

Cascade of Functional Action Plans

Identified focus areas & action plans will be **cascaded by functional leadership** by the end of October. Ask your leader what they're planning.

5

Go-to-Market Strategy

Max Long, President, Go-to-Market

Subscription Model: Value Proposition & Pillars

The new Smartsheet subscription model helps customers **realize more value** by **simplifying pricing**, **budgeting**, and **administration.**

Transparent, predictable pricing

Easily understand and predict your future subscription costs, all on your own.

Faster value realization

Enable users to prove the value they get from a license - before commiting to a purchase.

Ease of management

Ensure that your business processes are up to IT governance standards and your plan usage is transparent.

Accelerating
growth
VELO
Chrome
Dropbox
DELL
cadence
VELO
DP WORLD

6

ENGAGE Seattle

Ben Canning, Senior Vice President, Product Experiences

ENGAGE Seattle

World-class Speakers

Crissy Nolen
Chief Marketing Officer
Colliers

Heather McGowan
Future-of-work strategist
Author, speaker

Lisa Symons
Vice President, Customer Engagement & Delivery, Maximus

68 Sessions and 33 Booths

Registration
Management

Customer love amplified and shared

2766 Customers

1226 Domains

17 Industries

26 Countries

ENGAGE Seattle 2023

Growth by the numbers:

$33.4 Million in new business

414 New opportunities opened - Valued at **$26.4 Million**

Growth rate **13.1%** vs 5.9%

2.2X the speed

smartsheet ENGAGE

ENGAGE Seattle 2024

Key Product Themes:

Drive Better, Faster Outcomes

Unleash Async Collaboration

Work at Scale

AI Integrations...

EMBARGOED

smartsheet
ENGAGE

Transit System Redesign Program
File
Automation
Forms
Connections
Dynamic View
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Task
Description
Priority
Status
Assignee
Traffic Flow
Conduct a traffic study to identify conge
In Progress
Define project scope and objectives
Review existing data and studies
Develop a traffic data collection plan
Collect and analyze traffic data
Develop a plan for traffic signal management
Install traffic monitoring equipment edit this task
Coordinate with local agencies on public education c
Engage in bike-pedestrian planning
Share project results with relevant stakeholders
Engage with the community on long-term visioning
Coordinate with local stakeholders on future studie
Establish a data management plan
Ensure compliance with local regulations
Coordinate with local agencies on traffic calming e
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Share project results with relevant stakeholders
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Meet with local residents and businesse
Establish a data management plan
Create a comprehensive strategy for m
Ensure compliance with local regulations
Review relevant laws, regulations, or pc
Coordinate with local agencies on traffic cal
Develop a comprehensive strategy for t
Develop a plan for pedestrian and bicycle in
Create a comprehensive strategy for de
Conduct a final review of study findings
Verify that all key recommendations ha
Engage with the community on long-term vi
Host workshops or events to discuss br
In Progress
Not Started
Will Not Do
Complete
On Hold

Reconciliation from Net Operating Cash Flow to Free Cash Flow

(In thousands)	Three Months Ended July 31, 2024	Three Months Ended July 31, 2023	Six Months Ended July 31, 2024	Six Months Ended July 31, 2023
Net cash provided by operating activities	$ 59,144	$ 48,459	$ 109,222	$ 83,030
Less:				
Purchases of property and equipment	(410)	(542)	(1,023)	(1,395)
Capitalized internal-use software development costs	(1,566)	(2,418)	(5,317)	(4,815)
Principal payments of finance leases	(18)		(52)	—
Free cash flow	$ 57,150	$ 45,499	$ 102,830	$ 76,820

Agenda

1
CEO Remarks

2
State of the Business

3
Engagement Survey Results

4
Go-to-Market Strategy

5
ENGAGE Seattle

Chat with us on Slack in **#all_team_meetings**

5.The following is an email message to Smartsheet customers and partners sent on September 24, 2024.

TO: Smartsheet Customers/Partners
FROM: Max Long
DATE: September 24, 2024
SUBJECT: Important News About Smartsheet

Dear Valued [Customer]/[Partner],

I’m excited to share important news about Smartsheet. Earlier today, we announced that Smartsheet has entered into a definitive agreement to be acquired by funds managed by Blackstone and Vista Equity Partners. The full public announcement can be found here <LINK TO PRESS RELEASE>. We are energized by how this partnership will accelerate our innovation and enable us to develop even better solutions for our customers and partners.

Blackstone and Vista’s planned investment underscores Smartsheet’s opportunity to expand its best in class offerings in the collaborative work management market. Backed by the resources and scale of these highly supportive investors, Smartsheet will be able to accelerate its vision of modernizing work management for enterprises, globally.

Smartsheet, Blackstone, and Vista all recognize that work management and frictionless user experiences have become essential in the digital-first economy. Accordingly, Blackstone and Vista are supportive of accelerating Smartsheet’s growth and product roadmap. We believe this commitment to growth and innovation will enable Smartsheet to deliver even more exceptional products and experiences for customers and partners.

Smartsheet will remain independent of Blackstone and Vista until the transaction closes. We expect closing to occur in the fourth quarter of the fiscal year ending on January 31, 2025, subject to the approval of Smartsheet’s shareholders, the satisfaction of regulatory clearances and other customary closing conditions. Above all, we want to assure you that our entire team is – and will remain – fully dedicated to serving you. The future is bright for Smartsheet and we are excited to continue working with you in the years to come.

If you have any questions or concerns, please do not hesitate to contact your account team.

Best,
Max Long

Forward-Looking Statements

This communication may contain forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among other things, statements regarding the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; the prospective performance and outlook of Smartsheet’s business, performance and opportunities; Smartsheet’s ability to achieve future financial performance results; as well as any assumptions underlying any of the foregoing. When used in this communication, or any other documents, words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “forecast,” “goal,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” and similar expressions should be considered forward-looking statements made in good faith by Smartsheet, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are subject to risks, uncertainties, and assumptions that could cause Smartsheet’s actual results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the ability to obtain the requisite approval from shareholders of Smartsheet; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Smartsheet will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Smartsheet to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on Smartsheet’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from Smartsheet’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) Smartsheet’s ability to achieve future growth and sustain its growth rate; (x) Smartsheet’s ability to attract and retain talent; (xi) Smartsheet’s ability to attract and retain customers (including government customers) and increase sales to its customers; (xii) Smartsheet’s ability to develop and release new products and services and to scale its platform; (xiii) Smartsheet’s ability to increase adoption of its platform through its self-service model; (xiv) Smartsheet’s ability to maintain and grow its relationships with channel and strategic partners; (xv) the highly competitive and rapidly evolving market in which it participates; (xvi) Smartsheet’s ability to identify targets for, execute on, or realize the benefits of, potential acquisitions; and (xvii) its international expansion strategies. Further information on risks that could affect Smartsheet’s results is included in its filings with the SEC, including its most recent Quarterly Report on Form 10-Q and its Annual Report on Form 10-K for the fiscal year ended January 31, 2024, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Except as required by applicable law, Smartsheet assumes no obligation to, and does not currently intend to, update or supplement any such forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date of this communication.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction involving Smartsheet Inc. (“Smartsheet”) and affiliates of the Buyers. In connection with the proposed transaction, Smartsheet intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to shareholders a proxy statement seeking Smartsheet shareholder approval of the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Smartsheet may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF SMARTSHEET ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SMARTSHEET AND THE PROPOSED TRANSACTION. The materials to be filed by Smartsheet will be made available to Smartsheet’s investors and shareholders at no expense to them and copies may be obtained free of charge on Smartsheet’s website at https://investors.smartsheet.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Any vote in respect of resolutions to be proposed at Smartsheet’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the proxy statement.

Participants in Solicitation

Smartsheet and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Smartsheet shareholders in connection with the proposed transaction under SEC rules. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Non-Employee Director Compensation,” “Executive Officers,” “Security Ownership of Certain Beneficial Owners, Directors, and Management,” “Executive Compensation,” “Pay Versus Performance” and “Equity Compensation Plan Information,” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareholders, filed with the SEC on May 1, 2024, and in the Company’s Current Reports on Form 8-K filed with the SEC on March 14, 2024 and March 22, 2024. Additional information regarding ownership of Smartsheet’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on Smartsheet’s website at https://investors.smartsheet.com/.

Information concerning the interests of Smartsheet’s participants in the solicitation, which may, in some cases, be different than those of the Smartsheet’s shareholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

6.The following are social media posts of Smartsheet published on September 24, 2024 relating to the Acquisition.

Smartsheet
@Smartsheet

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We're thrilled to announce that Smartsheet is joining forces with @Blackstone and @Vista_Equity! 🤝 Together, we hope to unlock new opportunities, accelerate growth, and continue delivering exceptional value to our customers and partners. 🌟

investors.smartsheet.com
Smartsheet to be Acquired by Blackstone and Vista Equity P
Smartsheet Shareholders to Receive $56.50 Per Share in Cash Purchase Price Represents a 41% Premium to the 90...

6:24 AM · Sep 24, 2024 · **1,159** Views

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7.The following is the FAQ shared with investors of Smartsheet on September 24, 2024 relating to the Acquisition.

General / Investor
1.Why take Smartsheet private? Why now?
•We believe that this transaction will provide benefits for our stakeholders.
•The Board and management team regularly evaluate our standalone value-creation path against all opportunities to unlock value.
•The Board thoroughly reviewed the proposal in consultation with our advisors, against our standalone path.
•Pursuant to this evaluation, the Board unanimously determined that the offer from the consortium provided shareholders with greater risk-adjusted value than did our standalone opportunity.
•We firmly believe this transaction is a testament to our employees’ outstanding work to date and the start of our next chapter as we continue to drive innovation and deliver even greater solutions for customers and partners.
•As part of the Board of Directors' review process, the Board concluded that becoming a private company backed by the resources of the two highly supportive investors Blackstone and Vista would enable Smartsheet to accelerate its vision of modernizing work management for enterprises, globally.
•Smartsheet’s unique capabilities and strong position in collaborative work management make it a great platform to deliver customer outcomes, expand into new use cases and support enterprise digital transformations. Blackstone and Vista are aligned on our growth roadmap. This commitment to growth and innovation will enable us to accelerate our expansion initiatives and deliver industry leading solutions.
•Businesses evolve and experience new phases - and being public or private can be strategically advantageous at particular points in time. This next phase as a private company is about going on the offensive, investing in longer-term opportunities, and becoming stronger.
•We believe that operating as a private company will enable Smartsheet to focus on executing our long-term strategy and vision, with greater flexibility to scale the business.
•With the support of Blackstone and Vista's global resources and expertise, we are confident that we will be able to maintain our position as a leading platform in collaborative work management, resulting in meaningful benefits for our employees and customers.

2.Is this the best price Smartsheet could have received? What makes this a good deal for shareholders?
•Following Blackstone and Vista's initial approach, the Board thoroughly reviewed the proposal in consultation with our advisors and unanimously determined that the offer from the consortium provided shareholders with greater risk-adjusted value than did our standalone opportunity. We firmly believe this transaction maximizes value for shareholders.
•This transaction provides certain and immediate value to our shareholders, including employees who hold shares or equity grants awards.
•The $56.50 per share in cash represents a 41% premium to the 90-day volume weighted average closing price and an over 30% premium to the 30-day volume weighted average closing price, in each case as of the trading day prior to media reports of the initial rumors regarding a potential transaction involving Smartsheet.
•This is about a 10% premium to the highest trading price over the past 2 years (and a 16% premium over the last twelve months high). For context, the median premium of relevant software deals to last twelve months high is 1%.
•There is a 45-day go-shop period, and the Board will review any alternative proposal consistent with its fiduciary duties and in accordance with the terms of the merger agreement.

3.Why are Blackstone and Vista the right acquirers?
•Blackstone and Vista offered compelling, certain, and immediate value to our shareholders.
•Separately, both firms have an outstanding track record of creating value for technology companies, particularly those within software, and extensive knowledge of the industry.
•Critically, Blackstone and Vista have deep experience successfully scaling enterprise tech companies and are highly regarded as two of the premier experts in the broader technology market.

•The transaction will provide Smartsheet with the benefits of both firms’ capabilities, including operational expertise, capital support and a strong track record of investing in high-growth SaaS companies.
•Blackstone and Vista have full confidence in the talented Smartsheet team and are highly impressed by Smartsheet's solutions that are mission critical in helping teams collaborate at scale to achieve superior results.
•Our vision is aligned around strategy and what needs to be done to achieve our long-term goals. As a result of our shared vision, we are confident that this transaction will enable us to drive growth faster and accelerate our strategy.
•This is the beginning of a collaborative and long-term partnership that will allow us to capitalize on additional opportunities in an increasingly competitive end market environment.

4.Was it a competitive process? Were there any other bidders?
•Additional information will be disclosed in the proxy statement to be filed with the SEC as we work to complete the customary closing conditions of this transaction.

5.Is the Board open to other offers?
•There is a 45-day go-shop period, and the Board will review any alternative proposal consistent with its fiduciary duties and in accordance with the terms of the merger agreement.

6.What will the ownership structure of Smartsheet be after the transaction closes?
•Blackstone and Vista will own the majority of the company.

7.Will the company’s strategy change once it is a private company? Will Smartsheet continue to operate under the same name and brand?
•When the transaction closes, we’ll become a privately held company with the support, resources, and insights to help Smartsheet achieve its long-term vision and financial goals.
•Both Blackstone and Vista are highly enthusiastic about the solutions we provide and are eager to contribute to help us realize our vision.

8.Will Mark Mader still be CEO?
•The Board and management team are focused on supporting the current go-shop process and ultimately executing a transaction, and in parallel, continuing to successfully run the business. No arrangements with respect to ongoing employment have been determined.

9.What kind of feedback have you received from investors about the transaction? Are you confident the transaction will be approved?
•We don’t comment on investor conversations.
•That said, we are confident our shareholders will recognize the immediate and certain value of this transaction.
•The $56.50 per share in cash represents a 41% premium to the 90-day volume weighted average closing price and an over 30% premium to the 30-day volume weighted average closing price, in each case as of the trading day prior to media reports of the initial rumors regarding a potential transaction involving Smartsheet.
•This is about a 10% premium to the highest trading price over the past 2 years (and a 16% premium over the last twelve months high).

10.When is the transaction expected to close? Are there any potential roadblocks to closing?
•The transaction is currently expected to close in the fourth quarter of the fiscal year ending January 31, 2025, subject to the approval of Smartsheet’s shareholders, the satisfaction of required regulatory clearances and other customary closing conditions.
•The Smartsheet Board of Directors unanimously approved the merger agreement and recommended that Smartsheet shareholders vote their shares in support of the transaction at a special meeting of shareholders to vote on the transaction.

Forward-Looking Statements

This communication may contain forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among other things, statements regarding the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; the prospective performance and outlook of Smartsheet’s business, performance and opportunities; Smartsheet’s ability to achieve future financial performance results; as well as any assumptions underlying any of the foregoing. When used in this communication, or any other documents, words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “forecast,” “goal,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” and similar expressions should be considered forward-looking statements made in good faith by Smartsheet, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are subject to risks, uncertainties, and assumptions that could cause Smartsheet’s actual results to differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: (i) the ability to obtain the requisite approval from shareholders of Smartsheet; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Smartsheet will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Smartsheet to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on Smartsheet’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from Smartsheet’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that shareholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) Smartsheet’s ability to achieve future growth and sustain its growth rate; (x) Smartsheet’s ability to attract and retain talent; (xi) Smartsheet’s ability to attract and retain customers (including government customers) and increase sales to its customers; (xii) Smartsheet’s ability to develop and release new products and services and to scale its platform; (xiii) Smartsheet’s ability to increase adoption of its platform through its self-service model; (xiv) Smartsheet’s ability to maintain and grow its relationships with channel and strategic partners; (xv) the highly competitive and rapidly evolving market in which it participates; (xvi) Smartsheet’s ability to identify targets for, execute on, or realize the benefits of, potential acquisitions; and (xvii) its international expansion strategies. Further information on risks that could affect Smartsheet’s results is included in its filings with the SEC, including its most recent Quarterly Report on Form 10-Q and its Annual Report on Form 10-K for the fiscal year ended January 31, 2024, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Except as required by applicable law, Smartsheet assumes no obligation to, and does not currently intend to, update or supplement any such forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date of this communication.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction involving Smartsheet Inc. (“Smartsheet”) and affiliates of the Buyers. In connection with the proposed transaction, Smartsheet intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to shareholders a proxy statement seeking Smartsheet shareholder approval of the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Smartsheet may file with the SEC or send to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF SMARTSHEET ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED

TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SMARTSHEET AND THE PROPOSED TRANSACTION. The materials to be filed by Smartsheet will be made available to Smartsheet’s investors and shareholders at no expense to them and copies may be obtained free of charge on Smartsheet’s website at https://investors.smartsheet.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Any vote in respect of resolutions to be proposed at Smartsheet’s shareholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the proxy statement.

Participants in Solicitation

Smartsheet and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Smartsheet shareholders in connection with the proposed transaction under SEC rules. Information about the Company’s directors and executive officers is set forth under the captions “Proposal 1–Election of Directors,” “Non-Employee Director Compensation,” “Executive Officers,” “Security Ownership of Certain Beneficial Owners, Directors, and Management,” “Executive Compensation,” “Pay Versus Performance” and “Equity Compensation Plan Information,” sections of the definitive proxy statement for the Company’s 2024 annual meeting of shareholders, filed with the SEC on May 1, 2024, and in the Company’s Current Reports on Form 8-K filed with the SEC on March 14, 2024 and March 22, 2024. Additional information regarding ownership of Smartsheet’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge at the SEC’s web site at www.sec.gov and on Smartsheet’s website at https://investors.smartsheet.com/.

Information concerning the interests of Smartsheet’s participants in the solicitation, which may, in some cases, be different than those of the Smartsheet’s shareholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.